                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 1999
                                                         ----------------



                           NEWGEN RESULTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




   Delaware                    00024865                           33-0604378
 (State or other             (Commission                    (I.R.S. Employer
  jurisdiction of             File Number)               Identification No.)
  incorporation)





12680 High Bluff Drive, Suite 300, San Diego, California                 92130
   (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:      (858) 481-7545
                                                         --------------


Not applicable.

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

                  On October 25, 1999, Newgen Results Corporation, a Delaware corporation ("Newgen"), issued a press release announcing that Newgen has agreed to acquire Computer Care (a New York general partnership and division of ADP Inc.) from ADP, Inc. and ADP Information Financial Services, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) 99.1 Press Release issued on October 25, 1999 by Newgen Results Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEWGEN RESULTS CORPORATION


                                      By: /s/ Samuel Simkin
                                          -------------------------------
                                          Samuel Simkin,
                                          Senior Vice President and
                                          Chief Financial Officer

Date:    October 29, 1999

                                INDEX TO EXHIBITS

99.1.    Press Release issued on October 25, 1999 by Newgen Results Corporation